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Exhibit 99.147

OFFICE OF THE UNITED STATES TRUSTEE

IN RE:	)	DEBTOR IN POSSESSION OPERATING REPORT
)
SNTL CORPORATION (formerly SUPERIOR NATIONAL INSURANCE GROUP)	) )	REPORT NUMBER 21 FOR THE PERIOD FROM: 01-Dec-01
	)	TO: 31-Dec-01
DEBTOR	)
CHAPTER 11 CASE NO. SV00-14099-GM	)
1. Profit and Loss Statement	Please see Attached Schedule A
A. Related to Business Operations:
Gross Sales

Less Sales Returns and Discounts

Net Sales

Less: Cost of Goods Sold
Beginning Inventory at Cost

Add: Purchases

Less: Ending Inventory at Cost

Cost of Goods Sold

Gross Profit

Other Operating Revenue (Specify)

Less: Operating Expenses
Officer Compensation

Salaries & Wages—Other Employees

Total Salaries & Wages

Employee Benefits

Payroll Taxes

Real Estate Taxes

Federal and State Income Taxes

Total Taxes

Rent and Lease Exp. (Real and Personal Property)

Interest Expense (Mortgage, Loan, etc.)

Insurance

Automobile Expense

Utilities (Gas, Electric, Water, Telephone, etc.)

Depreciation and Amortization

Repairs and Maintenance

Advertising

Supplies, Office Expenses, Photocopies, etc.

Bad Debts

Miscellaneous Operating Expenses (Specify)

Total Operating Expenses

Net Gain/(Loss) from Business Operations

B. Not Related to Business Operations

Income:
Interest Income

Other Non-Operating Revenues (Specify)

Gross Proceeds on Sale of Assets

Less: Original Cost of Assets plus Expenses of Sale

Net Gain/(Loss) on Sale of Assets

Total Non-Operating Income

Expenses Not Related to Business Operations:
Legal and Professional Fees

Other Non-Operating Revenues (Specify)

Total Non-Operating Expenses

NET INCOME /(LOSS) FOR PERIOD

Revised April 1989	OPERATING REPORT	UST-4

DEBTOR IN POSSESSION OPERATING REPORT NO. 21

2.
Aging of Accounts Payable and Receivable (exclude pre-petition debt from accounts payable):

		Accounts Payable	Accounts Receivable
Current	Under 30 days	$0	$0
Overdue	31 - 60 days	$0	$0
Overdue	61 - 90 days	PLEASE SEE ATTACHED SCHEDULE B
Overdue	91 - 120 days	$0	$0
Overdue	121 + days	$0	$0
Total		$0	$0
3.
Statement of Status of Payments to Secured Creditors and Lessors:

Post-Petition Payments Not Made
	Frequency of Payments per Lease/Contract	Amount of Each Payment	Next Payment Due
Creditor/Lessor				Number	Amount
NONE
4.
Tax Liability:

Gross Payroll Expense For Period	$93,582
Gross Sales for Period Subject to Sales Tax	$0
	Date Paid	Amount Paid *	Post Petition Taxes Still Owing
Federal Payroll and Withholding Taxes	12/15/01 & 12/31/01	$21,154	0
State Payroll and Withholding Taxes	12/15/01 & 12/31/01	$4,436	0
State Sales and Use Tax	N/A	$0	N/A
Real Property Taxes	N/A	$0	N/A

    ALL PAYROLL TAXES PAID BY ADP

    * Attach photocopies of depository receipts from taxing authority or financial institution to verify that such deposits or payments have been made.

5.
Insurance Coverage

	Carrier/ Agent	Amount of Coverage	Policy Exp. Date	Premium Paid Thru Date
Worker's Compensation	See Schedule D
Liability	See Schedule E
Fire and Extended Coverage	See Schedule E
Property	See Schedule E
Theft	See Schedule E
Life (Beneficiary: )	See Schedule E
Vehicle	See Schedule E
Other	See Schedule E

DEBTOR IN POSSESSION OPERATING REPORT NO. 21

6.
Questions:

A.
Has the Debtor provided to any officers, directors, shareholders, or other principals compensation without the approval of the Office of the United States Trustee?

    / /: Yes            Explain:

    /x/: No

  B.
  Has the Debtor, subsequent to the filing of the petition made any payments on its pre-petition unsecured debt, except as have been authorized by the Court?

    / /: Yes            Explain:

    /x/: No

7.
Statement of Unpaid Professional Fees (Post-Petition Only):

Name of Professional	Type Professional	Post-Petition Unpaid Total
See Schedule F
8.
Narrative Report of Significant Events And Events Out Of The Ordinary Course Of Business:
9.
Quarterly Fees: (This Fee must be paid to the United States Trustee every calendar quarter)

Quarterly Period Ending	Quarterly Disbursements for Quarter	Quarterly Fee	Date Paid	Amount Paid	Check No.	Quarterly Fee Still Owing
12/31/2001	$497,717	$3,750				$3,750

I, Alex Corbett—Chief Financial Officer, declare under penalty of perjury that the information contained in the above Debtor in Possession Operating Report is true and complete to the best of my knowledge.

Dated:	2/11/2002	Signed:	/s/ ALEX CORBETT

SCHEDULE A

SNTL, SNTLHC, SNIA, SNIS
Schedule of Operations
One Month ended December 31, 2001
[Bankruptcy filed April 26, 2000]
[unaudited]

(In thousands)	SNTL (formerly SNIG)	SNTLHC (formerly BIG)		SNIA		SNIS		Elimination	Consolidated Total
Revenues:
Commission income	$—	$(600	)(A)	$(7,148	)(A)	$(13,782	)(A)	$—	$(21,530)
Net investment income	3	2		—		17		—	22

Total Revenues	3	(598)		(7,148)		(13,765)		—	(21,508)

Expenses:
Interest expense	653	—		—		—		—	653
Bad debt expense	—	(600	)(A)	(7,148	)(A)	(13,782	)(A)	—	(21,530)
General and administrative
Other	(614)	(53)		239		1,501		—	1,073

Total Expenses	39	(653)		(6,909)		(12,281)		—	(19,804)

Income (loss) before income taxes and preferred securities dividends and accretion	(36)	55		(239)		(1,484)		—	(1,704)
Income tax (benefit) expense	—	—		19	(B)	4	(B)	—	23

Income (loss) before preferred securities dividends and accretion	(36)	55		(258)		(1,488)		—	(1,727)
Preferred securities dividends and accretion	(1,193)	—		—		—		—	(1,193)
Expenses not related to business operations:
Legal and Professional Fees	(351)	—		—		—		—	(351)
Other non—operating expenses	1	—		—		—		—	1

	(1,579)	55		(258)		(1,488)		—	(3,270)
Equity in net income (loss) from subsidiaries	(1,696)	(1,751)		—		—		3,442	(5)

Net (Loss) Income	$(3,275)	$(1,696)		$(258)		$(1,488)		$3,442	$(3,275)

(A)
Reflects a write-off of commissions receivable and the reduction of the associated bad debt allowance. Nevertheless, Debtor continues to assert it's ownership of these commissions and will continue to pursue it's rights of offset and other methods to effectuate collection.

(B)
All amount reflect tax expense associated with the payment of taxes to various state tax authorities.

SCHEDULE B

SNTL Corporation and Subsidiaries in Bankruptcy
Aging of Accounts Payable and Receivable
As of December 31, 2001

SNTL Corporation
(formerly Superior National Insurance Group)

		Non-Intercompany Accounts			Intercompany Accounts
		Accounts Payable	Accounts Receivable		Accounts Payable	Accounts Receivable
Current	Under 30 days	881,042	21,000		—	925,283
Overdue	31 - 60 days	281,043	—		—	348,039
Overdue	61 - 90 days	532,834	—		—	711,738
Overdue	91 - 120 days	300,000	—		—	119,929
Overdue	121 + days	906,062	63,344		5,237,080	1,631,062	[E]

Total		$2,900,981	$84,344	[A]	$5,237,080	$3,736,052

SNTL Holdings Corporation
(formerly Business Insurance Group)

		Non-Intercompany Accounts			Intercompany Accounts
		Accounts Payable	Accounts Receivable		Accounts Payable	Accounts Receivable
Current	Under 30 days	5,770	—		—	—
Overdue	31 - 60 days	—	—		—	—
Overdue	61 - 90 days	—	—		—	—
Overdue	91 - 120 days	—	—		—	—
Overdue	121 + days	—	0		22,000	20,200,924

Total		$5,770	$0	[D]	$22,000	$20,200,924

Superior National Insurance Services

		Non-Intercompany Accounts		Intercompany Accounts
		Accounts Payable	Accounts Receivable	Accounts Payable	Accounts Receivable
Current	Under 30 days	356,577	(0)	736,198	4,432
Overdue	31 - 60 days	—	(0)	270,726	4,738
Overdue	61 - 90 days	—	0	560,909	2,811
Overdue	91 - 120 days	(0)	(0)	(0)	885
Overdue	121 + days	36,455	6,815,587	0	742,955

Total		$393,032	$6,815,587 [B]	$1,567,833	$755,822

Superior National Insurance Administrators

		Non-Intercompany Accounts			Intercompany Accounts
		Accounts Payable	Accounts Receivable		Accounts Payable	Accounts Receivable
Current	Under 30 days	97,518	—		193,517	—
Overdue	31 - 60 days	—	—		82,051	—
Overdue	61 - 90 days	—	—		153,641	—
Overdue	91 - 120 days	(0)	—		120,815	—
Overdue	121 + days	—	0		2,023,963	98,383

Total		$97,518	$0	[C]	$2,573,987	$98,383

Consolidated

		Non-Intercompany Accounts		Intercompany Accounts
		Accounts Payable	Accounts Receivable	Accounts Payable	Accounts Receivable
Current	Under 30 days	1,340,907	21,000	929,715	929,715
Overdue	31 - 60 days	281,043	(0)	352,776	352,776
Overdue	61 - 90 days	532,834	0	714,550	714,550
Overdue	91 - 120 days	300,000	(0)	120,815	120,815
Overdue	121 + days	942,517	6,878,931	7,283,043	22,673,325

Total		$3,397,301	$6,899,931	$9,400,899	$24,791,181

[A]
Amounts in accounts payable do not include interest due and accrued on bank loan and Trust Preferred Securities.

[B]
Amounts shown in accounts receivable do not include $13.8 million commissions receivable that were written off in December 2001. Nevertheless, Debtor continues to assert it's ownership of these commissions receivable and will continue to pursue it's rights of offset and other methods to effectuate collection.

[C]
Amounts shown in accounts receivable do not include $7.1 million commissions receivable that were written off in December 2001. Nevertheless, Debtor continues to assert it's ownership of these commissions receivable and will continue to pursue it's rights of offset and other methods to effectuate collection.

[D]
Amount shown in accounts receivable does not include a $0.6 million receivable that was written off in December 2001. Nevertheless, Debtor continues to assert it's ownership of this receivable and will continue to pursue it's rights of offset and other methods to effectuate collection.

[E]
Amounts include a payment of $5.4 million pursuant to an Order Authorizing Release of Escrowed Funds to the Bank Group Pursuant to Stipulation dated November 9, 2000. The $5.4 million was paid from BIG for interest expense accrued on SNIG.

SCHEDULE C
December 31, 2001

SNTL (formerly SNIG)

3.
Statement of Status of Payments to Secured Creditors and Lessors:

Post-Petition Payments Not Made
	Frequency of Payments per Lease/Contract	Amount of Each Payment	Next Payment Due
Creditor/Lessor				Number	Amount
NONE

Amounts above do not include bank loan in default, which are partially secured by stock of Superior National Insurance Group, Inc. and its subsidiaries.

SNTLHC (formerly BIG)

3.
Statement of Status of Payments to Secured Creditors and Lessors:

Post-Petition Payments Not Made
	Frequency of Payments per Lease/Contract	Amount of Each Payment	Next Payment Due
Creditor/Lessor				Number	Amount
NONE

Amounts above do not include bank loan in default, which are partially secured by stock of Superior National Insurance Group, Inc. and its subsidiaries.

SNIA

3.
Statement of Status of Payments to Secured Creditors and Lessors:

Post-Petition Payments Not Made
	Frequency of Payments per Lease/Contract	Amount of Each Payment	Next Payment Due
Creditor/Lessor				Number	Amount
NONE

mounts above do not include bank loan in default, which are partially secured by stock of Superior National Insurance Group, Inc. and its subsidiaries.

SNIS

3.
Statement of Status of Payments to Secured Creditors and Lessors:

Post-Petition Payments Not Made
	Frequency of Payments per Lease/Contract	Amount of Each Payment	Next Payment Due
Creditor/Lessor				Number	Amount
NONE

Amounts above do not include bank loan in default, which are partially secured by stock of Superior National Insurance Group, Inc. and its subsidiaries.

SCHEDULE D

SNTL Corporation and Subsidiaries in Bankruptcy
Debtor in Possession
Insurance Coverage
December 31, 2001

State	Carrier	Agent	Amount of Coverage	Policy Exp. Date	Premium Paid Thru Date
Arizona	Liberty Mutual Group	Di Buduo & De Fendis Insurance Group	Statutory	12-Jul-01	12-Jul-02
California	State Compensation Insurance Fund	Hogan Insurance	Statutory	01-Jun-01	31-Jan-02
Colorado	Pinnacol Assurance	Di Buduo & De Fendis Insurance Group	Statutory	01-Jun-01	01-Jun-02
Illinois	Liberty Mutual Group	Di Buduo & De Fendis Insurance Group	Statutory	12-Jul-01	12-Jul-02
Kansas	Liberty Mutual Group	Di Buduo & De Fendis Insurance Group	Statutory	11-Aug-01	11-Aug-02
Missouri	Travelers Property & Casualty	Di Buduo & De Fendis Insurance Group	Statutory	02-Jun-01	02-Jun-02
New Jersey	Granite State Insurance Company	Di Buduo & De Fendis Insurance Group	Statutory	02-Jun-01	02-Jun-02
New York	The State Insurance Fund (N.Y.)	Hogan Insurance	Statutory	02-Jun-01	02-Jun-02
Oklahoma	State Insurance Fund	IRAA	Statutory	15-Nov-00	15-Nov-01
Pennsylvania	State Workrmens' Insurance Fund	Di Buduo & De Fendis Insurance Group	Statutory	03-Jun-01	03-Jun-02
Texas	Texas W/C Insurance Fund	Hogan Insurance	Statutory	18-Jul-01	18-Jul-02
Virginia	Liberty Mutual Group	Di Buduo & De Fendis Insurance Group	Statutory	11-Aug-01	11-Aug-02

Note 1:	Within all of the policies identified above the following entities are covered for Workers' Comp.: SNTL (formerly SNIG), SNTLHC (formerly BIG), SNIA, and SNIS.
Note 2:	A Virginia employee was added to the Kansas policy
Note 3:	The AZ, ILL policy was renewed and the AR & GA states were removed

December 31, 2001 Company	Agent	Type of Insurance	Amount of Coverage	Policy Exp. Date	SCHEDULE E Premium paid thru date
SNTL (formerly SNIG), SNTLHC (formerly BIG), SNIS, & SNIA	Hogan Insurance	Commercial General Liability Package BWCP 001385 General Liability Advertising Injury Employee Benefit Liability	$1 million per occurrence $2 million aggregate excluded $1 million per claim	11/1/2002	11/1/2002
SNTL (formerly SNIG), SNTLHC (formerly BIG), SNIS, & SNIA	Hogan Insurance	Automobile (non-owned) RPC 435072 Liability Physical Damage/Comp/Collision	$1 million $30,000 $100 deductible comp/ $250 collision	11/1/2002	11/1/2002
SNTL (formerly SNIG), SNTLHC (formerly BIG), SNIS, & SNIA	Carpenter Moore	Directors & Officers (run-off) Hartford Lloyd's of London Gulf Insurance Company Executive Risk Indeminity Philadelphia Indemnity	$5,000,000 $5,000,000 xs $5,000,000 $10,000,000 xs $10,000,000 $10,000,000 xs $20,000,000 $10,000,000 xs $30,000,000	5/1/2003	5/1/2003
SNTL (formerly SNIG), SNTLHC (formerly BIG), SNIS, & SNIA	Hogan Insurance	Employment Practice Liability	$1 million per loss & in the aggregate	1/15/2003	1/15/2003
SNTL (formerly SNIG), SNTLHC (formerly BIG), SNIS, & SNIA	Hogan Insurance	Commercial Umbrella—CUBW 793401 Evanston Insurance Company	$10 million per occurrence $10 million aggregate	11/1/2002	11/1/2002
SNTL (formerly SNIG), SNTLHC (formerly BIG), SNIS, & SNIA	Hogan Insurance	Excess Liability United National Insurance XTA0000927	$10 million per occurrence $10 million aggregate	11/20/2001	11/1/2002
SNTL (formerly SNIG), SNTLHC (formerly BIG), SNIS, & SNIA	Andreini & Co	Accident Policy (Trip/Travel) Hartford	$500,000 to $1,000,000 $1.5 million aggregate (single accident)	12/31/2002	12/31/2001 Working on renewal
SNTL CORP & Sub's	Hogan Insurance	Professional Liability—(Binder) Indian Harbor Insurance	$1 million per occurrence $1 million aggregate	2/8/2002	2/8/2002 Binder
BIG only	DiBudio & DeFendis	Professional Liability Run Off BIG companies only/acts b/f 12-10-99 *$500,000 deductible	$10 million per loss & in the aggregate	12/10/2004	12/10/2004

SCHEDULE F
December 31, 2001

SNTL (formerly SNIG), SNTLHC (formerly BIG), SNIS, SNIA

Name of Professional	Type Professional	Post-Petition Unpaid Total
Paul, Weiss, Rifkind, Wharton & Garrison	Legal fees	$162,987	Note A
Latham & Watkins	Counsel for Official Committee of Unsecured Creditors	$347,593	Note A
Steve Eldrige	Tax consulting	$—
Quinn Emanuel Urquhart Oliver & Hedges LLP	Special litigation counsel	$1,293,561	Note A & B
Mannat Phelps	Legal fees	$82,528	Note A & B
KPMG LLP	Audit & consulting fees	$413,364	Note A
Christopher Maisel	Facilitator fees	$41,200	Note B
Riordan & McKinzie	Corporate counsel	$244,781	Note A & C
Pachulski, Stang, Ziehl, Young & Jones LLP	General bankruptcy counsel	$766,989	Note A
Miller, Herbers, Lehmann & Assoc.	Legal fees	$108,723	Note A
Davis, Fox & Berke	Legal fees—Hanover lawsuit	$43,971
Edward Shoop	Actuarial consulting fees	$125,532

Note A—Amount includes 20% hold back on professional fees sanctioned by the Bankruptcy Court.

Note B—Amount represents fees & expenses through November 30, 2001.

Note C—SNIG has a retainer with Riordan & McKinzie. Retainer balance as of 12/31/01 is $692,297.60.

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SNTL, SNTLHC, SNIA, SNIS Schedule of Operations One Month ended December 31, 2001 [Bankruptcy filed April 26, 2000] [unaudited]